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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 12, 2001 Date of Report (Date of earliest event reported)
POLYCOM, INC. (Exact name of registrant as specified in its charter)
State of Delaware (State or other jurisdiction of incorporation)	000-27978 (Commission File Number)	94-3128324 (IRS Employer Identification No.)
1565 Barber Lane, Milpitas, California (Address of principal executive offices)		95035 (Zip Code)
Registrant's telephone number, including area code:		(408) 526-9000
N/A (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

    On May 24, 2001, Polycom, Inc., a Delaware corporation ("Polycom") and PictureTel Corporation, a Delaware corporation ("PictureTel") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Polycom, PictureTel and Pharaoh Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Polycom ("Merger Sub"). Under the terms of the Merger Agreement, Merger Sub offered to exchange $3.11 in cash and 0.1177 of a share of Polycom common stock for each outstanding share of PictureTel common stock validly tendered and not properly withdrawn (the "Exchange Offer"), with the Exchange Offer to be followed by the merger of Merger Sub with and Into PictureTel, with PictureTel surviving the merger as a wholly-owned subsidiary of Polycom.

    On October 12, 2001, Polycom issued a press release (the "Initial Offer Press Release"), announcing that, at the completion of the initial offering period of the Exchange Offer, Polycom had acquired in excess of a majority ownership of PictureTel. The initial offering period expired on October 11, 2001 at 12:00 midnight New York City time, at which time approximately 92.7 percent of the outstanding shares of PictureTel common stock had either been tendered and not properly withdrawn or were represented by notices of guaranteed delivery. Of those shares, 48,590,614 were actually tendered, representing approximately 82.7 percent of the outstanding shares of PictureTel common stock, and notices of guaranteed delivery were submitted for 5,871,751 shares which, if delivered, would account for an additional approximately 10 percent of the outstanding shares of PictureTel common stock.

    Polycom elected to commence a subsequent offering period of the Exchange Offer at 9:00 a.m. New York City time on October 12, 2001, which expired on October 16, 2001 at 12:00 midnight New York City time. On October 17, 2001, Polycom issued a press release (the "Subsequent Offer Press Release") announcing the successful completion of the subsequent offering period. 4,890,765 additional shares of PictureTel common stock were tendered in the subsequent offering period, including shares that were subject to notices of guaranteed delivery presented during the initial offering period. As of October 12, 2001, these shares, together with the shares tendered during the initial offering period, brought Polycom's ownership of PictureTel to approximately 53,481,379 shares, or approximately 90.9 percent of the outstanding shares of PictureTel common stock.

    On October 18, 2001, Polycom issued a press release (the "Merger Press Release") announcing the completion of the merger of Merger Sub with and into PictureTel contemplated by the Merger Agreement. As a result of the merger, each share of PictureTel common stock issued and outstanding at the effective time of the merger was converted into the right to receive $3.11 in cash and 0.1177 of a share of Polycom common stock, and PictureTel became a wholly-owned subsidiary of Polycom.

    The Initial Offer Press Release, the Subsequent Offer Press Release and the Merger Press Release (together, the "Press Releases") are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety. The above descriptions of each Press Release are qualified in their entirety by reference to each such Press Release.

Item 7. Financial Statements and Exhibits

    (a) The financial statements required by Item 7(a) were previously filed as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-63252).

    (b) The pro forma financial information required by Item 7(a) was previously filed as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-63252).

    (c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Pharaoh Acquisition Corp. and PictureTel Corporation dated as of May 24, 2001 (incorporated by reference from the annex to the registration statement on Form S-4, as amended, filed by the Registrant on June 18, 2001 (Registration No. 333-63252).
99.1	Press Release of Polycom, Inc. and PictureTel Corporation dated October 12, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 12, 2001).
99.2	Press Release of Polycom, Inc. and PictureTel Corporation dated October 17, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 17, 2001).
99.3	Press Release of Polycom, Inc. dated October 18, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 19, 2001).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Polycom, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2001	POLYCOM, INC.
	By:	/s/ Michael R. Kourey
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Pharaoh Acquisition Corp. and PictureTel Corporation dated as of May 24, 2001 (incorporated by reference from the annex to the registration statement on Form S-4, as amended, filed by the Registrant on June 18, 2001 (Registration No. 333-63252).
99.1	Press Release of Polycom, Inc. and PictureTel Corporation dated October 12, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 12, 2001).
99.2	Press Release of Polycom, Inc. and PictureTel Corporation dated October 17, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 17, 2001).
99.3	Press Release of Polycom, Inc. dated October 18, 2001 (incorporated by reference from the Form 425 filed by the Registrant on October 19, 2001).

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS